UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2015

SS&C Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34675	71-0987913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Lamberton Road

Windsor, CT 06095

(Address and zip code of principal executive offices)

(860) 298-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 18, 2015, SS&C Technologies Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., acting as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of 10,500,000 shares of its common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $61.50 per share. Pursuant to the Underwriting Agreement, the Underwriters have a 30-day option to purchase up to an additional 1,575,000 shares of the Company’s Common Stock from the Company. The Underwriters have exercised their option to purchase the 1,575,000 additional shares.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete copy of that agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Exhibits 1.1, 5.1 and 23.1 hereto are incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-205026), filed with the Securities and Exchange Commission on June 17, 2015.

Item 8.01. Other Events.

On June 24, 2015, the Company issued a press release announcing the closing of the public offering of 12,075,000 shares of its Common Stock, which included 1,575,000 shares of common stock sold pursuant to the Underwriters’ option to purchase additional shares. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 18, 2015

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release issued by SS&C Technologies Holdings, Inc., dated June 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SS&C Technologies Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2015

SS&C TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Patrick J. Pedonti
	Name:	Patrick J. Pedonti
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 18, 2015

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release issued by SS&C Technologies Holdings, Inc., dated June 24, 2015